                                                                     Exhibit 4.1

   TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                           WHEN READY FOR DELIVERY.

                                                                 CLASS A
                                                                 COMMON STOCK
                                                                 $0.01 PAR VALUE


                                                                     SHARES
TA

    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  CUSIP 09247X 10 1
BLACKROCK, INC.                                            SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS


    THIS CERTIFIES THAT







    IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE
                         PER SHARE OF, BLACKROCK, INC.
transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed.
        This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents.
        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal hereunto affixed.

Dated:


Countersigned and Registered                CHAIRMAN AND CHIEF EXECUTIVE OFFICER
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                  Transfer Agent
                                   and Registrar

By                                                           /s/
                            Authorized Signature          PRESIDENT

The shares represented by this certificate have not been registered under either the Securities Act of 1933 (the "Act") or applicable state or foreign securities laws (the "Other Acts") and shall not be sold or otherwise disposed of by the holder hereof except upon registration of such sale or disposition in accordance with the securities registration requirements of the Act or any applicable Other Acts, or pursuant to an exemption from such registration requirements. In addition, the shares represented by this certificate may be transferred only in compliance with the provisions of the Stockholders Agreement related to these shares (a copy of which is available for inspection at the executive offices of BlackRock, Inc. ("BlackRock") at 345 Park Avenue, New York, New York 10154 and will be provided to a registered holder of securities of BlackRock upon request) and no person who receives such shares in connection with a transfer which does not meet the qualifications prescribed by the Stockholders Agreement is entitled to own or to be registered as the record holder of such shares.
                                                                 CLASS B
                                                                 COMMON STOCK
                                                                 $0.01 PAR VALUE


                                                                     SHARES
B

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

BLACKROCK, INC.                                            SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS


    THIS CERTIFIES THAT







    IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK, $0.01 PAR VALUE
                                PER SHARE, OF BLACKROCK, INC.
transferable in person or by duly authorized attorney on the books of the Corporation under surrender of this certificate properly endorsed.
        This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents.
        IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal hereunto affixed.

Dated:



             PRESIDENT                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   BLACKROCK, INC.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  -as tenants in common

 TEN ENT  -as tenants by the entireties

 JT TEN   -as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT -               Custodian
                   --------------          --------------
                      (Cust)                  (Minor)
                   under Uniform Gifts to Minors

                   Act
                      -----------------------------------
                                 (State)

UNIF TRAN MIN ACT -               Custodian
                   --------------          --------------
                      (Cust)                  (Minor)
                   under Uniform Transfers to Minors

                   Act
                      -----------------------------------
                                 (State)

    Additional abbreviations may also be used though not in the above list.

        For value received,                           hereby sell, assign and
                           --------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

--------------------------------------------------------------------------------

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------------------

                                     X
                                      ------------------------------------------
                                      NOTICE: THE SIGNATURE(S) TO THIS
                                      ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                      AS WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                                      ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                      WHATEVER.

                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17Ad-15.

                                      SIGNATURE(S) GUARANTEED:

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

BANKNOTE CORP. OF AMERICA-BROWNS SUMMIT-(WALL STREET)-1-909017-942 -BLACKROCK, INC.-PROOF #1-9/13/99-CKM/MLM

   TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                           WHEN READY FOR DELIVERY.

                                                                 CLASS A
                                                                 COMMON STOCK
                                                                 $0.01 PAR VALUE

[BLACKROCK LOGO HERE]
                                                          CUSIP 09247X 10 1
 BLACKROCK, INC.                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS


    THIS CERTIFIES THAT







    IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE
                                PER SHARE, OF BLACKROCK, INC.
transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed.
        This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents.
        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal hereunto affixed.

Dated:

                                                           /s/
Countersigned and Registered:               CHAIRMAN AND CHIEF EXECUTIVE OFFICER
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                  Transfer Agent
                                   and Registrar

By                                                           /s/
                            Authorized Signature          PRESIDENT


                             [CORPORATE SEAL HERE]

                                   BLACKROCK, INC.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  -as tenants in common

 TEN ENT  -as tenants by the entireties

 JT TEN   -as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT -               Custodian
                   --------------          --------------
                      (Cust)                  (Minor)
                   under Uniform Gifts to Minors

                   Act
                      -----------------------------------
                                 (State)

UNIF TRAN MIN ACT -               Custodian
                   --------------          --------------
                      (Cust)                  (Minor)
                   under Uniform Transfers to Minors

                   Act
                      -----------------------------------
                                 (State)

    Additional abbreviations may also be used though not in the above list.

        For value received,                           hereby sell, assign and
                           --------------------------
transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

--------------------------------------------------------------------------------

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------------------

                                     X
                                      ------------------------------------------
                                      NOTICE: THE SIGNATURE(S) TO THIS
                                      ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                      AS WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                                      ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                      WHATEVER.

                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17Ad-15.

                                      SIGNATURE(S) GUARANTEED:

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

BANKNOTE CORP. OF AMERICA-BROWNS SUMMIT-(WALL STREET)-1-909017-942 -BLACKROCK, INC.-PROOF #1-9/13/99-CKM/MLM

The shares represented by this certificate have not been registered under either the Securities Act of 1933 (the "Act") or applicable state or foreign securities laws (the "Other Acts") and shall not be sold or otherwise disposed of by the holder hereof except upon registration of such sale or disposition in accordance with the securities registration requirements of the Act or any applicable Other Acts, or pursuant to an exemption from such registration requirements. In addition, the shares represented by this certificate may be transferred only in compliance with the provisions of the Stockholders Agreement related to these shares (a copy of which is available for inspection at the executive offices of BlackRock, Inc. ("BlackRock") at 345 Park Avenue, New York, New York 10154 and will be provided to a registered holder of securities of BlackRock upon request) and no person who receives such shares in connection with a transfer which does not meet the qualifications prescribed by the Stockholders Agreement is entitled to own or to be registered as the record holder of such shares.
                                                                 CLASS B
                                                                 COMMON STOCK
                                                                 $0.01 PAR VALUE


                                                                     SHARES
[BLACKROCK LOGO HERE]


BLACKROCK, INC.                                            SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS


    THIS CERTIFIES THAT







    IS THE OWNER OF


 FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK, $0.01 PAR VALUE
                         PER SHARE, OF BLACKROCK, INC.
transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed.
        This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents.
        IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal hereunto affixed.

Dated:

                /s/                                       /s/

             PRESIDENT                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                        [BACKROCK CORPORATE SEAL HERE]

                                   BLACKROCK, INC.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  -as tenants in common

 TEN ENT  -as tenants by the entireties

 JT TEN   -as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT -               Custodian
                   --------------          --------------
                      (Cust)                  (Minor)
                   under Uniform Gifts to Minors

                   Act
                      -----------------------------------
                                 (State)

UNIF TRAN MIN ACT -               Custodian
                   --------------          --------------
                      (Cust)                  (Minor)
                   under Uniform Transfers to Minors

                   Act
                      -----------------------------------
                                 (State)

    Additional abbreviations may also be used though not in the above list.

        For value received,                           hereby sell, assign and
                           --------------------------
transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

--------------------------------------------------------------------------------

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------------------

                                     X
                                      ------------------------------------------
                                      NOTICE: THE SIGNATURE(S) TO THIS
                                      ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                      AS WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                                      ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                      WHATEVER.

                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17Ad-15.

                                      SIGNATURE(S) GUARANTEED:

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

BANKNOTE CORP. OF AMERICA-BROWNS SUMMIT-(WALL STREET)-1-909017-942 -BLACKROCK, INC.-PROOF #1-9/13/99-CKM/MLM